                         POWER OF ATTORNEY FOR SIGNATURE

The undersigned constitutes Cameron S. Avery, J. Kevin Connaughton, Heidi A. Hoefler, Russell L. Kane, John M. Loder, Brian D. McCabe, Vincent P. Pietropaolo, David A. Rozenson, Mark A. Wentzien and Stacy H. Winick individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee, manager or officer of CMG Fund Trust, Colonial California Insured Municipal Trust, Colonial High Income Municipal Trust, Colonial Insured Municipal Fund, Colonial InterMarket Income Trust I, Colonial Intermediate High Income Fund, Colonial Investment Grade Municipal Trust, Colonial Municipal Income Trust, Colonial New York Insured Municipal Fund, Columbia Common Stock Fund, Inc., Columbia Balanced Fund, Inc., Columbia Growth Fund, Inc., Columbia Mid Cap Growth Fund, Inc., Columbia Small Cap Growth Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia International Stock Fund, Inc., Columbia Fixed Income Securities Fund, Inc., Columbia Daily Income Company, Columbia Strategic Investor Fund, Inc., Columbia Technology Fund, Inc., Columbia Oregon Municipal Bond Fund, Inc., Columbia National Municipal Bond Fund, Inc., Columbia Short Term Bond Fund, Inc., Columbia High Yield Fund, Inc., Columbia Funds Trust I, Columbia Funds Trust II, Columbia Funds Trust III, Columbia Funds Trust IV, Columbia Funds Trust V, Columbia Funds Trust VI, Columbia Funds Trust VII, Columbia Funds Trust VIII, Columbia Funds Trust IX, Columbia Funds Trust XI, Columbia Floating Rate Advantage Fund, Columbia Floating Rate Fund, Columbia Floating Rate Limited Liability Company, Columbia Institutional Floating Rate Income Fund, Liberty Variable Investment Trust and SteinRoe Variable Investment Trust (collectively, the "Columbia Funds"), or any mutual fund for which Columbia Funds Distributor, Inc. serves as principal underwriter or distributor or Columbia Management Advisors, Inc., any of their affiliates or any of their successors, serves as investment manager or administrator.

This Power of Attorney authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me. I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to a registration statement of any or all Columbia Funds, with the Securities and Exchange Commission and I request that this Power of Attorney then constitutes authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for such Funds.

In witness, I have signed this Power of Attorney on this 10th day of December, 2003.

                              /s/ Thomas E. Stitzel
                              THOMAS E. STITZEL

                         POWER OF ATTORNEY FOR SIGNATURE

The undersigned constitutes Cameron S. Avery, J. Kevin Connaughton, Heidi A. Hoefler, Russell L. Kane, John M. Loder, Brian D. McCabe, Vincent P. Pietropaolo, David A. Rozenson, Mark A. Wentzien and Stacy H. Winick individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee, manager or officer of CMG Fund Trust, Colonial California Insured Municipal Trust, Colonial High Income Municipal Trust, Colonial Insured Municipal Fund, Colonial InterMarket Income Trust I, Colonial Intermediate High Income Fund, Colonial Investment Grade Municipal Trust, Colonial Municipal Income Trust, Colonial New York Insured Municipal Fund, Columbia Common Stock Fund, Inc., Columbia Balanced Fund, Inc., Columbia Growth Fund, Inc., Columbia Mid Cap Growth Fund, Inc., Columbia Small Cap Growth Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia International Stock Fund, Inc., Columbia Fixed Income Securities Fund, Inc., Columbia Daily Income Company, Columbia Strategic Investor Fund, Inc., Columbia Technology Fund, Inc., Columbia Oregon Municipal Bond Fund, Inc., Columbia National Municipal Bond Fund, Inc., Columbia Short Term Bond Fund, Inc., Columbia High Yield Fund, Inc., Columbia Funds Trust I, Columbia Funds Trust II, Columbia Funds Trust III, Columbia Funds Trust IV, Columbia Funds Trust V, Columbia Funds Trust VI, Columbia Funds Trust VII, Columbia Funds Trust VIII, Columbia Funds Trust IX, Columbia Funds Trust XI, Columbia Floating Rate Advantage Fund, Columbia Floating Rate Fund, Columbia Floating Rate Limited Liability Company, Columbia Institutional Floating Rate Income Fund, Liberty Variable Investment Trust and SteinRoe Variable Investment Trust (collectively, the "Columbia Funds"), or any mutual fund for which Columbia Funds Distributor, Inc. serves as principal underwriter or distributor or Columbia Management Advisors, Inc., any of their affiliates or any of their successors, serves as investment manager or administrator.

This Power of Attorney authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me. I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to a registration statement of any or all Columbia Funds, with the Securities and Exchange Commission and I request that this Power of Attorney then constitutes authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for such Funds.

In witness, I have signed this Power of Attorney on this 10th day of December, 2003.

                                         /s/Anne-Lee Verville
                                         ANNE-LEE VERVILLE

                         POWER OF ATTORNEY FOR SIGNATURE

The undersigned constitutes Cameron S. Avery, J. Kevin Connaughton, Heidi A. Hoefler, Russell L. Kane, John M. Loder, Brian D. McCabe, Vincent P. Pietropaolo, David A. Rozenson, Mark A. Wentzien and Stacy H. Winick individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee, manager or officer of CMG Fund Trust, Colonial California Insured Municipal Trust, Colonial High Income Municipal Trust, Colonial Insured Municipal Fund, Colonial InterMarket Income Trust I, Colonial Intermediate High Income Fund, Colonial Investment Grade Municipal Trust, Colonial Municipal Income Trust, Colonial New York Insured Municipal Fund, Columbia Common Stock Fund, Inc., Columbia Balanced Fund, Inc., Columbia Growth Fund, Inc., Columbia Mid Cap Growth Fund, Inc., Columbia Small Cap Growth Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia International Stock Fund, Inc., Columbia Fixed Income Securities Fund, Inc., Columbia Daily Income Company, Columbia Strategic Investor Fund, Inc., Columbia Technology Fund, Inc., Columbia Oregon Municipal Bond Fund, Inc., Columbia National Municipal Bond Fund, Inc., Columbia Short Term Bond Fund, Inc., Columbia High Yield Fund, Inc., Columbia Funds Trust I, Columbia Funds Trust II, Columbia Funds Trust III, Columbia Funds Trust IV, Columbia Funds Trust V, Columbia Funds Trust VI, Columbia Funds Trust VII, Columbia Funds Trust VIII, Columbia Funds Trust IX, Columbia Funds Trust XI, Columbia Floating Rate Advantage Fund, Columbia Floating Rate Fund, Columbia Floating Rate Limited Liability Company, Columbia Institutional Floating Rate Income Fund, Liberty Variable Investment Trust and SteinRoe Variable Investment Trust (collectively, the "Columbia Funds"), or any mutual fund for which Columbia Funds Distributor, Inc. serves as principal underwriter or distributor or Columbia Management Advisors, Inc., any of their affiliates or any of their successors, serves as investment manager or administrator.

This Power of Attorney authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me. I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to a registration statement of any or all Columbia Funds, with the Securities and Exchange Commission and I request that this Power of Attorney then constitutes authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for such Funds.

In witness, I have signed this Power of Attorney on this 10th day of December, 2003.

                                     /s/ Richard W. Lowry
                                     RICHARD W. LOWRY

                         POWER OF ATTORNEY FOR SIGNATURE

The undersigned constitutes Cameron S. Avery, J. Kevin Connaughton, Heidi A. Hoefler, Russell L. Kane, John M. Loder, Brian D. McCabe, Vincent P. Pietropaolo, David A. Rozenson, Mark A. Wentzien and Stacy H. Winick individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee, manager or officer of CMG Fund Trust, Colonial California Insured Municipal Trust, Colonial High Income Municipal Trust, Colonial Insured Municipal Fund, Colonial InterMarket Income Trust I, Colonial Intermediate High Income Fund, Colonial Investment Grade Municipal Trust, Colonial Municipal Income Trust, Colonial New York Insured Municipal Fund, Columbia Common Stock Fund, Inc., Columbia Balanced Fund, Inc., Columbia Growth Fund, Inc., Columbia Mid Cap Growth Fund, Inc., Columbia Small Cap Growth Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia International Stock Fund, Inc., Columbia Fixed Income Securities Fund, Inc., Columbia Daily Income Company, Columbia Strategic Investor Fund, Inc., Columbia Technology Fund, Inc., Columbia Oregon Municipal Bond Fund, Inc., Columbia National Municipal Bond Fund, Inc., Columbia Short Term Bond Fund, Inc., Columbia High Yield Fund, Inc., Columbia Funds Trust I, Columbia Funds Trust II, Columbia Funds Trust III, Columbia Funds Trust IV, Columbia Funds Trust V, Columbia Funds Trust VI, Columbia Funds Trust VII, Columbia Funds Trust VIII, Columbia Funds Trust IX, Columbia Funds Trust XI, Columbia Floating Rate Advantage Fund, Columbia Floating Rate Fund, Columbia Floating Rate Limited Liability Company, Columbia Institutional Floating Rate Income Fund, Liberty Variable Investment Trust and SteinRoe Variable Investment Trust (collectively, the "Columbia Funds"), or any mutual fund for which Columbia Funds Distributor, Inc. serves as principal underwriter or distributor or Columbia Management Advisors, Inc., any of their affiliates or any of their successors, serves as investment manager or administrator.

This Power of Attorney authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me. I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to a registration statement of any or all Columbia Funds, with the Securities and Exchange Commission and I request that this Power of Attorney then constitutes authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for such Funds.

In witness, I have signed this Power of Attorney on this 10th day of December, 2003.

                                      /s/ William E. Mayer
                                      WILLIAM E. MAYER

                         POWER OF ATTORNEY FOR SIGNATURE

The undersigned constitutes Cameron S. Avery, J. Kevin Connaughton, Heidi A. Hoefler, Russell L. Kane, John M. Loder, Brian D. McCabe, Vincent P. Pietropaolo, David A. Rozenson, Mark A. Wentzien and Stacy H. Winick individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee, manager or officer of CMG Fund Trust, Colonial California Insured Municipal Trust, Colonial High Income Municipal Trust, Colonial Insured Municipal Fund, Colonial InterMarket Income Trust I, Colonial Intermediate High Income Fund, Colonial Investment Grade Municipal Trust, Colonial Municipal Income Trust, Colonial New York Insured Municipal Fund, Columbia Common Stock Fund, Inc., Columbia Balanced Fund, Inc., Columbia Growth Fund, Inc., Columbia Mid Cap Growth Fund, Inc., Columbia Small Cap Growth Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia International Stock Fund, Inc., Columbia Fixed Income Securities Fund, Inc., Columbia Daily Income Company, Columbia Strategic Investor Fund, Inc., Columbia Technology Fund, Inc., Columbia Oregon Municipal Bond Fund, Inc., Columbia National Municipal Bond Fund, Inc., Columbia Short Term Bond Fund, Inc., Columbia High Yield Fund, Inc., Columbia Funds Trust I, Columbia Funds Trust II, Columbia Funds Trust III, Columbia Funds Trust IV, Columbia Funds Trust V, Columbia Funds Trust VI, Columbia Funds Trust VII, Columbia Funds Trust VIII, Columbia Funds Trust IX, Columbia Funds Trust XI, Columbia Floating Rate Advantage Fund, Columbia Floating Rate Fund, Columbia Floating Rate Limited Liability Company, Columbia Institutional Floating Rate Income Fund, Liberty Variable Investment Trust and SteinRoe Variable Investment Trust (collectively, the "Columbia Funds"), or any mutual fund for which Columbia Funds Distributor, Inc. serves as principal underwriter or distributor or Columbia Management Advisors, Inc., any of their affiliates or any of their successors, serves as investment manager or administrator.

This Power of Attorney authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me. I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to a registration statement of any or all Columbia Funds, with the Securities and Exchange Commission and I request that this Power of Attorney then constitutes authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for such Funds.

In witness, I have signed this Power of Attorney on this 10th day of December, 2003.

                                        /s/ John J. Neuhauser
                                        JOHN J. NEUHAUSER

                         POWER OF ATTORNEY FOR SIGNATURE

The undersigned constitutes Cameron S. Avery, J. Kevin Connaughton, Heidi A. Hoefler, Russell L. Kane, John M. Loder, Brian D. McCabe, Vincent P. Pietropaolo, David A. Rozenson, Mark A. Wentzien and Stacy H. Winick individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee, manager or officer of CMG Fund Trust, Colonial California Insured Municipal Trust, Colonial High Income Municipal Trust, Colonial Insured Municipal Fund, Colonial InterMarket Income Trust I, Colonial Intermediate High Income Fund, Colonial Investment Grade Municipal Trust, Colonial Municipal Income Trust, Colonial New York Insured Municipal Fund, Columbia Common Stock Fund, Inc., Columbia Balanced Fund, Inc., Columbia Growth Fund, Inc., Columbia Mid Cap Growth Fund, Inc., Columbia Small Cap Growth Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia International Stock Fund, Inc., Columbia Fixed Income Securities Fund, Inc., Columbia Daily Income Company, Columbia Strategic Investor Fund, Inc., Columbia Technology Fund, Inc., Columbia Oregon Municipal Bond Fund, Inc., Columbia National Municipal Bond Fund, Inc., Columbia Short Term Bond Fund, Inc., Columbia High Yield Fund, Inc., Columbia Funds Trust I, Columbia Funds Trust II, Columbia Funds Trust III, Columbia Funds Trust IV, Columbia Funds Trust V, Columbia Funds Trust VI, Columbia Funds Trust VII, Columbia Funds Trust VIII, Columbia Funds Trust IX, Columbia Funds Trust XI, Columbia Floating Rate Advantage Fund, Columbia Floating Rate Fund, Columbia Floating Rate Limited Liability Company, Columbia Institutional Floating Rate Income Fund, Liberty Variable Investment Trust and SteinRoe Variable Investment Trust (collectively, the "Columbia Funds"), or any mutual fund for which Columbia Funds Distributor, Inc. serves as principal underwriter or distributor or Columbia Management Advisors, Inc., any of their affiliates or any of their successors, serves as investment manager or administrator.

This Power of Attorney authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me. I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to a registration statement of any or all Columbia Funds, with the Securities and Exchange Commission and I request that this Power of Attorney then constitutes authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for such Funds.

In witness, I have signed this Power of Attorney on this 10th day of December, 2003.

                                   /s/ Douglas A. Hacker
                                   DOUGLAS A. HACKER

                         POWER OF ATTORNEY FOR SIGNATURE

The undersigned constitutes Cameron S. Avery, J. Kevin Connaughton, Heidi A. Hoefler, Russell L. Kane, John M. Loder, Brian D. McCabe, Vincent P. Pietropaolo, David A. Rozenson, Mark A. Wentzien and Stacy H. Winick individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee, manager or officer of CMG Fund Trust, Colonial California Insured Municipal Trust, Colonial High Income Municipal Trust, Colonial Insured Municipal Fund, Colonial InterMarket Income Trust I, Colonial Intermediate High Income Fund, Colonial Investment Grade Municipal Trust, Colonial Municipal Income Trust, Colonial New York Insured Municipal Fund, Columbia Common Stock Fund, Inc., Columbia Balanced Fund, Inc., Columbia Growth Fund, Inc., Columbia Mid Cap Growth Fund, Inc., Columbia Small Cap Growth Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia International Stock Fund, Inc., Columbia Fixed Income Securities Fund, Inc., Columbia Daily Income Company, Columbia Strategic Investor Fund, Inc., Columbia Technology Fund, Inc., Columbia Oregon Municipal Bond Fund, Inc., Columbia National Municipal Bond Fund, Inc., Columbia Short Term Bond Fund, Inc., Columbia High Yield Fund, Inc., Columbia Funds Trust I, Columbia Funds Trust II, Columbia Funds Trust III, Columbia Funds Trust IV, Columbia Funds Trust V, Columbia Funds Trust VI, Columbia Funds Trust VII, Columbia Funds Trust VIII, Columbia Funds Trust IX, Columbia Funds Trust XI, Columbia Floating Rate Advantage Fund, Columbia Floating Rate Fund, Columbia Floating Rate Limited Liability Company, Columbia Institutional Floating Rate Income Fund, Liberty Variable Investment Trust and SteinRoe Variable Investment Trust (collectively, the "Columbia Funds"), or any mutual fund for which Columbia Funds Distributor, Inc. serves as principal underwriter or distributor or Columbia Management Advisors, Inc., any of their affiliates or any of their successors, serves as investment manager or administrator.

This Power of Attorney authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me. I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to a registration statement of any or all Columbia Funds, with the Securities and Exchange Commission and I request that this Power of Attorney then constitutes authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for such Funds.

In witness, I have signed this Power of Attorney on this 10th day of December, 2003.

                                       /s/ Janet Langford Kelly
                                       JANET LANGFORD KELLY

                         POWER OF ATTORNEY FOR SIGNATURE

The undersigned constitutes Cameron S. Avery, J. Kevin Connaughton, Heidi A. Hoefler, Russell L. Kane, John M. Loder, Brian D. McCabe, Vincent P. Pietropaolo, David A. Rozenson, Mark A. Wentzien and Stacy H. Winick individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee, manager or officer of CMG Fund Trust, Colonial California Insured Municipal Trust, Colonial High Income Municipal Trust, Colonial Insured Municipal Fund, Colonial InterMarket Income Trust I, Colonial Intermediate High Income Fund, Colonial Investment Grade Municipal Trust, Colonial Municipal Income Trust, Colonial New York Insured Municipal Fund, Columbia Common Stock Fund, Inc., Columbia Balanced Fund, Inc., Columbia Growth Fund, Inc., Columbia Mid Cap Growth Fund, Inc., Columbia Small Cap Growth Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia International Stock Fund, Inc., Columbia Fixed Income Securities Fund, Inc., Columbia Daily Income Company, Columbia Strategic Investor Fund, Inc., Columbia Technology Fund, Inc., Columbia Oregon Municipal Bond Fund, Inc., Columbia National Municipal Bond Fund, Inc., Columbia Short Term Bond Fund, Inc., Columbia High Yield Fund, Inc., Columbia Funds Trust I, Columbia Funds Trust II, Columbia Funds Trust III, Columbia Funds Trust IV, Columbia Funds Trust V, Columbia Funds Trust VI, Columbia Funds Trust VII, Columbia Funds Trust VIII, Columbia Funds Trust IX, Columbia Funds Trust XI, Columbia Floating Rate Advantage Fund, Columbia Floating Rate Fund, Columbia Floating Rate Limited Liability Company, Columbia Institutional Floating Rate Income Fund, Liberty Variable Investment Trust and SteinRoe Variable Investment Trust (collectively, the "Columbia Funds"), or any mutual fund for which Columbia Funds Distributor, Inc. serves as principal underwriter or distributor or Columbia Management Advisors, Inc., any of their affiliates or any of their successors, serves as investment manager or administrator.

This Power of Attorney authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me. I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to a registration statement of any or all Columbia Funds, with the Securities and Exchange Commission and I request that this Power of Attorney then constitutes authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for such Funds.

In witness, I have signed this Power of Attorney on this 10th day of December, 2003.

                                     /s/ Charles R. Nelson
                                     CHARLES R. NELSON

                         POWER OF ATTORNEY FOR SIGNATURE

The undersigned constitutes Cameron S. Avery, J. Kevin Connaughton, Heidi A. Hoefler, Russell L. Kane, John M. Loder, Brian D. McCabe, Vincent P. Pietropaolo, David A. Rozenson, Mark A. Wentzien and Stacy H. Winick individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee, manager or officer of CMG Fund Trust, Colonial California Insured Municipal Trust, Colonial High Income Municipal Trust, Colonial Insured Municipal Fund, Colonial InterMarket Income Trust I, Colonial Intermediate High Income Fund, Colonial Investment Grade Municipal Trust, Colonial Municipal Income Trust, Colonial New York Insured Municipal Fund, Columbia Common Stock Fund, Inc., Columbia Balanced Fund, Inc., Columbia Growth Fund, Inc., Columbia Mid Cap Growth Fund, Inc., Columbia Small Cap Growth Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia International Stock Fund, Inc., Columbia Fixed Income Securities Fund, Inc., Columbia Daily Income Company, Columbia Strategic Investor Fund, Inc., Columbia Technology Fund, Inc., Columbia Oregon Municipal Bond Fund, Inc., Columbia National Municipal Bond Fund, Inc., Columbia Short Term Bond Fund, Inc., Columbia High Yield Fund, Inc., Columbia Funds Trust I, Columbia Funds Trust II, Columbia Funds Trust III, Columbia Funds Trust IV, Columbia Funds Trust V, Columbia Funds Trust VI, Columbia Funds Trust VII, Columbia Funds Trust VIII, Columbia Funds Trust IX, Columbia Funds Trust XI, Columbia Floating Rate Advantage Fund, Columbia Floating Rate Fund, Columbia Floating Rate Limited Liability Company, Columbia Institutional Floating Rate Income Fund, Liberty Variable Investment Trust and SteinRoe Variable Investment Trust (collectively, the "Columbia Funds"), or any mutual fund for which Columbia Funds Distributor, Inc. serves as principal underwriter or distributor or Columbia Management Advisors, Inc., any of their affiliates or any of their successors, serves as investment manager or administrator.

This Power of Attorney authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me. I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to a registration statement of any or all Columbia Funds, with the Securities and Exchange Commission and I request that this Power of Attorney then constitutes authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for such Funds.

In witness, I have signed this Power of Attorney on this 10th day of December, 2003.

                                      /s/ Thomas C. Theobald
                                      THOMAS C. THEOBALD

                         POWER OF ATTORNEY FOR SIGNATURE

The undersigned constitutes Cameron S. Avery, J. Kevin Connaughton, Heidi A. Hoefler, Russell L. Kane, John M. Loder, Brian D. McCabe, Vincent P. Pietropaolo, David A. Rozenson, Mark A. Wentzien and Stacy H. Winick individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee, manager or officer of CMG Fund Trust, Colonial California Insured Municipal Trust, Colonial High Income Municipal Trust, Colonial Insured Municipal Fund, Colonial InterMarket Income Trust I, Colonial Intermediate High Income Fund, Colonial Investment Grade Municipal Trust, Colonial Municipal Income Trust, Colonial New York Insured Municipal Fund, Columbia Common Stock Fund, Inc., Columbia Balanced Fund, Inc., Columbia Growth Fund, Inc., Columbia Mid Cap Growth Fund, Inc., Columbia Small Cap Growth Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia International Stock Fund, Inc., Columbia Fixed Income Securities Fund, Inc., Columbia Daily Income Company, Columbia Strategic Investor Fund, Inc., Columbia Technology Fund, Inc., Columbia Oregon Municipal Bond Fund, Inc., Columbia National Municipal Bond Fund, Inc., Columbia Short Term Bond Fund, Inc., Columbia High Yield Fund, Inc., Columbia Funds Trust I, Columbia Funds Trust II, Columbia Funds Trust III, Columbia Funds Trust IV, Columbia Funds Trust V, Columbia Funds Trust VI, Columbia Funds Trust VII, Columbia Funds Trust VIII, Columbia Funds Trust IX, Columbia Funds Trust XI, Columbia Floating Rate Advantage Fund, Columbia Floating Rate Fund, Columbia Floating Rate Limited Liability Company, Columbia Institutional Floating Rate Income Fund, Liberty Variable Investment Trust and SteinRoe Variable Investment Trust (collectively, the "Columbia Funds"), or any mutual fund for which Columbia Funds Distributor, Inc. serves as principal underwriter or distributor or Columbia Management Advisors, Inc., any of their affiliates or any of their successors, serves as investment manager or administrator.

This Power of Attorney authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me. I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to a registration statement of any or all Columbia Funds, with the Securities and Exchange Commission and I request that this Power of Attorney then constitutes authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for such Funds.

In witness, I have signed this Power of Attorney on this 10th day of December, 2003.

                                     /s/ Patrick J. Simpson
                                     PATRICK J. SIMPSON

                         POWER OF ATTORNEY FOR SIGNATURE

The undersigned constitutes Cameron S. Avery, J. Kevin Connaughton, Heidi A. Hoefler, Russell L. Kane, John M. Loder, Brian D. McCabe, Vincent P. Pietropaolo, David A. Rozenson, Mark A. Wentzien and Stacy H. Winick individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee, manager or officer of CMG Fund Trust, Colonial California Insured Municipal Trust, Colonial High Income Municipal Trust, Colonial Insured Municipal Fund, Colonial InterMarket Income Trust I, Colonial Intermediate High Income Fund, Colonial Investment Grade Municipal Trust, Colonial Municipal Income Trust, Colonial New York Insured Municipal Fund, Columbia Common Stock Fund, Inc., Columbia Balanced Fund, Inc., Columbia Growth Fund, Inc., Columbia Mid Cap Growth Fund, Inc., Columbia Small Cap Growth Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia International Stock Fund, Inc., Columbia Fixed Income Securities Fund, Inc., Columbia Daily Income Company, Columbia Strategic Investor Fund, Inc., Columbia Technology Fund, Inc., Columbia Oregon Municipal Bond Fund, Inc., Columbia National Municipal Bond Fund, Inc., Columbia Short Term Bond Fund, Inc., Columbia High Yield Fund, Inc., Columbia Funds Trust I, Columbia Funds Trust II, Columbia Funds Trust III, Columbia Funds Trust IV, Columbia Funds Trust V, Columbia Funds Trust VI, Columbia Funds Trust VII, Columbia Funds Trust VIII, Columbia Funds Trust IX, Columbia Funds Trust XI, Columbia Floating Rate Advantage Fund, Columbia Floating Rate Fund, Columbia Floating Rate Limited Liability Company, Columbia Institutional Floating Rate Income Fund, Liberty Variable Investment Trust and SteinRoe Variable Investment Trust (collectively, the "Columbia Funds"), or any mutual fund for which Columbia Funds Distributor, Inc. serves as principal underwriter or distributor or Columbia Management Advisors, Inc., any of their affiliates or any of their successors, serves as investment manager or administrator.

This Power of Attorney authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me. I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to a registration statement of any or all Columbia Funds, with the Securities and Exchange Commission and I request that this Power of Attorney then constitutes authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for such Funds.

In witness, I have signed this Power of Attorney on this 10th day of December, 2003.

                                     /s/ Richard L. Woolworth
                                     RICHARD L. WOOLWORTH